GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Emerging Markets Local Currency Bond ETF

(the “Fund”)

Supplement dated July 16, 2018 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated November 9, 2017, and the Summary Prospectus dated November 14, 2017

Effective immediately, Joshua Kruk will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, David Westbrook will serve as a portfolio manager for the Fund. Jason Singer will remain as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Kruk in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Access Emerging Markets Local Currency Bond ETF—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Fund’s Summary Prospectus:

Portfolio Managers: Jason Singer, Managing Director, has managed the Fund since 2018; and David Westbrook, Vice President, has managed the Fund since 2018.

The following replaces in its entirety the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Primarily Responsible Since	Five Year Employment History
Jason Singer, Managing Director	2018	Mr. Singer is a Managing Director and senior portfolio manager in the Global Fixed Income team. He is also responsible for global oversight of the Fixed Income ETF business. Previously, he was head of International Portfolio Management within the Global Liquidity Management team based in London. Mr. Singer joined GSAM in 1999, where he covered fixed-income pricing, mortgage analytics and hedge fund financing.

Name and Title	Primarily Responsible Since	Five Year Employment History
David Westbrook, Vice President	2018	Mr. Westbrook is a portfolio manager on the U.S. Fixed Income team within GSAM, responsible for multi-sector fixed income portfolios in stable value, short duration, and bank owned life insurance (BOLI) strategies. Mr. Westbrook joined GSAM in 2012, in conjunction with part of the firm’s acquisition of Dwight Asset Management Company, LLC. Prior to joining GSAM, Mr. Westbrook was a fixed income portfolio manager directing general portfolio construction, as well as treasury and agency trading.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

ETFEMLCBNDCONFIDSTK 07-18